ADVANCED SERIES TRUST

AST New Discovery Asset Allocation Portfolio

Supplement dated September 25, 2014 to the Summary Prospectus dated April 28, 2014

This supplement should be read in conjunction with the Summary Prospectus (the Summary Prospectus) for the AST New Discovery Asset Allocation Portfolio (the Portfolio) and should be retained for future reference. The Portfolio may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein and not otherwise defined herein shall have meanings given to them in the Summary Prospectus.

AST New Discovery Asset Allocation Portfolio: New Subadvisory Arrangements

The Board of Trustees of the Advanced Series Trust recently approved replacing Bradford & Marzec LLC with Longfellow Investment Management Co. LLC as the subadviser for the core plus fixed-income sleeve of the Portfolio, and replacing Brown Advisory, LLC with Vision Capital Management, Inc. as the subadviser for the large-cap growth sleeve of the Portfolio. These changes are expected to become effective on or about November 24, 2014.

To reflect these changes, the Summary Prospectus is revised as follows, effective on November 24, 2014:

         I.            The description of the Principal Investment Strategies in the “INVESTMENTS, RISKS AND PERFORMANCE” section of the Summary Prospectus is hereby deleted and replaced with the following:

Principal Investment Strategies. The Investment Managers allocate the Portfolio’s assets to a variety of strategies to provide exposure to a mix of domestic and international equity and fixed income markets. Under normal circumstances, approximately 70% of the Portfolio’s assets are allocated to equity market exposures and approximately 30% of the Portfolio’s assets are allocated to fixed income market exposures. The Portfolio is designed to provide access to institutional investment strategies managed by boutique investment firms.

The Portfolio normally allocates approximately 90% of its total assets among seven boutique subadvisers, each of which provides a distinct investment strategy. The Investment Managers allocate the assets among these subadvisers. The Portfolio has three strategies that invest primarily in domestic equity securities (large cap core, large cap value and large cap growth), two strategies that invest in primarily in international equities, and two strategies that invest primarily in fixed income securities (core and core plus). In selecting subadvisers for the Portfolio, the Investment Managers focus on smaller or mid-size subadvisers, but do not apply any quantitative limits on a subadviser’s total assets under management or on the subadviser’s assets under management within a specific investment strategy. In determining whether to retain a subadviser after the subadviser’s assets under management have increased, either generally or within a specific investment strategy, the Investment Managers consider a variety of factors, including transition costs and available options. The Investment Managers may recommend replacement of a subadviser due to an increase in assets under management, but are not required to do so.

The Portfolio normally allocates approximately 10% of its total assets to a liquidity strategy. The liquidity strategy is managed by an additional subadviser selected specifically to manage the liquidity strategy. The liquidity strategy is primarily invested in: (i) derivative instruments including, but not limited to, swaps, forwards, index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income benchmark indices; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions. The liquidity strategy may also invest in ETFs for additional exposure to relevant markets. The liquidity strategy is designed to provide exposures to the equity and fixed income markets similar to the exposures of the overall Portfolio (70% equity and 30% fixed income under normal circumstances). The liquidity strategy may temporarily deviate from the allocations indicated due to redemptions in the Portfolio or other circumstances relevant to the Portfolio’s overall investment process.

   II.            The following table replaces the table in the “MANAGEMENT OF THE PORTFOLIO” section of the Summary Prospectus:

Investment Managers	Subadvisers	Portfolio Managers	Title	Service Date
Prudential Investments LLC		Brian Ahrens	Senior Vice President, Strategic Investment Research Group	April 2012
		Andrei O. Marinich, CFA	Vice President	April 2012
		Richard J. Tavis, CFA	Vice President	April 2012
AST Investment Services, Inc.	C.S. McKee, LP	Greg Melvin	Chief Investment Officer	April 2012
		Bryan Johanson	Portfolio Manager	April 2012
		Brian Allen	Portfolio Manager	April 2012
		Jack White	Portfolio Manager	April 2012
		Andrew Faderewski	Analyst	April 2012
	EARNEST Partners, LLC	Paul E. Viera	Chief Executive Officer	April 2012
	Epoch Investment Partners, Inc.	David Pearl	Executive Vice President, Co-Chief Investment Officer & Portfolio Manager	April 2012
		Janet Navon	Managing Director, Portfolio Manager and Director of Research	April 2012
		Michael Welhoelter	Chief Risk Officer & Co-Portfolio Manager	April 2012
	Longfellow Investment Management Co. LLC	Barbara J. McKenna, CFA	Managing Principal and Portfolio Manager	November 2014
		David C. Stuehr, CFA	Principal and Portfolio Manager	November 2014
	Parametric Portfolio Associates LLC	Justin Henne, CFA	Senior Portfolio Manager	February 2014
		Daniel Wamre, CFA	Portfolio Manager	February 2014
	Security Investors, LLC	Mark A. Mitchell, CFA	Portfolio Manager	April 2012
	Thompson, Siegel & Walmsley LLC	Brandon Harrell, CFA	International Portfolio Manager	April 2012
	Vision Capital Management, Inc.	Suzanne P. McGrath	President and Portfolio Manager	November 2014
		Marina L. Johnson, CFA	Chief Investment Officer	November 2014
		Jeffrey L. Schmidt, CFA	Portfolio Manager	November 2014

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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